Exhibit 99.1

A PERFECT FIT

FORWARD-LOOKING STATEMENT The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. You should not place undue reliance on these statements as the forward-looking statements are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements. Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) the existence or exacerbation of general geopolitical instability and uncertainty, including the threat or occurrence of acts of terror or the occurrence or escalation of hostilities; (e) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (f) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits. Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience.

REGIONS FINANCIAL CORPORATION $48.8 billion in assets at September 30, 2003 685 banking offices in 9 states 146 brokerage offices in 15 states and Canada Insurance relationships throughout U.S. $2.8 billion in mortgage production during the third quarter Serving 2 million households 15,969 employees Approximately $8 billion in market cap

REGIONS AND MORGAN KEEGAN POSITIONED FOR GROWTH IN A ZERO-SUM GAME Management Team Stability Markets Customers Products and Services Growth Plan

9

2000-2002 2002-2007 2007 0.019 0.048 31.3 0.029 0.072 34.6 31.6 North 45.9 46.9 45 43.9 MARKET FOCUS POPULATION GROWTH Based on data produced by Claritas, Inc. (Regions Footprint includes the states of Alabama, Arkansas, Florida, Georgia, Louisiana, North Carolina, South Carolina, Tennessee and Texas.) % CHANGE IN POPULATION (projected) = United States = Regions Footprint

HIGH PROPENSITY FOR BROKERAGE SERVICES IN FOOTPRINT 13

15 15

Morgan Keegan Morgan Keegan RMK Fund Family Create and Grow Wealth Protect and Preserve Wealth Plan Distribution of Wealth in Most Tax Advantaged Way During Life and Death FSA Ultra High Net Worth > $10M Affluent $1-10M Middle Market $250m-1M Mass Market < $250m

Regions Bank Regions Bank Estate Planning Savings Plans for Retirement Lending For Commercial Expansion Lending for Small Business Provide Basic Banking Lending for Education Lending for Home and Auto Savings Plans to Supplement Income Ultra High Net Worth > $10M Affluent $1-10M Middle Market $250m-1M Mass Market < $250m

Estate Planning Savings Plans for Retirement Lending For Commercial Expansion Lending for Small Business Provide Basic Banking Lending for Education Lending for Home and Auto Savings Plans to Supplement Income Ultra High Net Worth > $10M Affluent $1-10M Middle Market $250m-1M Mass Market < $250m RMK Fund Family Create and Grow Wealth Protect and Preserve Wealth Plan Distribution of Wealth in Most Tax Advantaged Way During Life and Death FSA

Ultra High Net Worth > $10M Affluent $1-10M Middle Market $250m-1M Mass Market < $250m RMK Fund Family Create and Grow Wealth Protect and Preserve Wealth Plan Distribution of Wealth in Most Tax Advantaged Way During Life and Death FSA Estate Planning Savings Plans for Retirement Lending for Small Business Provide Basic Banking Lending for Education Lending for Home and Auto Savings Plans to Supplement Income Lending For Commercial Expansion

Credit & Debit Cards Consumer Loans DDAs Asset Manage- ment Financial Planning Estate Planning RMK Funds 401ks LOCs Equities Annuities Jumbo Mortgages Small Business Equity LOCs 529 Plans Investor IRAs Ultra High Net Worth > $10M Affluent $1-10M Middle Market $250m-1M Mass Market < $250m

3Q02 4Q02 1Q03 2Q03 3Q03 Regions 1078 1124 1225 1431 1612 49% EQUITY ASSETLINE

3Q02 3Q03 Low Cost Deposits 0.57 0.61 LOW COST DEPOSITS AS A PERCENT OF TOTAL DEPOSITS

SUPERIOR PRODUCT SET AND CHANNELS Regions Ala.- Based Banks National Banks Wire Houses Community Banks Over 700 Locations Thick Client Internet Full Service Brokerage Co. Asset Mgt. Account DDA with Free BillPay Full Service Call Center Over 750 ATMs Full Suite of Consumer Lending Products Insurance Agency High Degree of Local Autonomy

HELPING OUR CLIENTS... THE MORGAN KEEGAN WAY Create and Grow Wealth Protect and Preserve Wealth Plan Distribution of Wealth During Life And After Death in Most Tax-Advantaged Manner

BECOMING THE "CENTER CELL" OR "NUCLEUS" FOR OUR CLIENTS OR "NUCLEUS" FOR OUR CLIENTS OR "NUCLEUS" FOR OUR CLIENTS Managing Some Assets Get All Assets to Manage Insurance Liabilities Qualified Retirement Plan / IRA Stock Options Business Succession Plan Durable Power of Attorney Gifting During Life Charitable Gifting During Life Titling of Assets Choice of Executor / Trustee Distribution Plan for Spouse/ Descendents at Death Charitable Inclinations at Death Most Loyal Relationship

1999 3/31/2002 9/30/2002 3/31/2003 9/30/2003 All Other 179 32.5 31.1 33 37.4 MORGAN KEEGAN CUSTOMER ASSETS

2001 2002 9/30/2003 3Q02 4Q02 1Q03 2Q03 Average Assets per FA 42.9 44.4 53.6 0.7 0.7 0.71 0.73 MORGAN KEEGAN AVERAGE ASSETS PER FINANCIAL ADVISOR

YTD 9/30/00 YTD 9/30/01 YTD 9/30/02 YTD 9/30/03 2002 9/30/2003 3Q02 4Q02 1Q03 2Q03 Private Client Revenue 180.2 177.1 184.4 195.4 44.4 53.6 0.7 0.7 0.71 0.73 MORGAN KEEGAN RETAIL OPERATIONS ($ IN MILLIONS)

2001 2002 9/30/2003* Average Assets per FA 238.6 319.7 360.4 MORGAN KEEGAN RETAIL REVENUE PER FINANCIAL ADVISOR *Annualized

GROWTH IN THE FUTURE RAMS More Assets From Our Clients More New Clients Recruiting and Hiring Trainees MK Clients Not Banking With Regions Have $30 Billion in Assets New Locations Private Banking

GROWTH IN THE FUTURE OFFENSE DeNovo Branching Three-Tiered Small Business Pilot Emerging Market Pilot Quality Service Index (QSI) Retention Plan MOR Linked Account/ Morgan Keegan Interface RAROC Premium Products/EAL Process BOB - Chairman's Club and Chart the Course Corporate Banking/Commercial Sales Process

GROWTH IN THE FUTURE OFFENSE DeNovo Branching Three-Tiered Small Business Pilot Emerging Market Pilot Quality Service Index (QSI) Retention Plan MOR Linked Account/ Morgan Keegan Interface RAROC Premium Products/EAL Process BOB - Chairman's Club and Chart the Course Corporate Banking/Commercial Sales Process

Peers* Alabama-Based Peers** Regions 9/30/2003 3Q02 4Q02 1Q03 2Q03 Peers* 14.7 14.1 12.8 53.6 0.7 0.7 0.71 0.73 Regions 11.9 REGIONS TRADES AT A DISCOUNT TO PEERS As of November 4, 2003 *Peers include publicly traded commercial banks with market caps between $5.0 and $35.0 billion. **Alabama-Based Peers include ASO, CBSS, and SOTR.

A PERFECT FIT